CERTIFICATION PURSUANT TO
18 U.S.C. Section 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Avalon Holding Group, Inc. (the “Company”) on Form 10-K for the period ended January 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Phillip Jennings, President, principal executive officer, Secretary, Treasurer, principal financial officer and principal accounting officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 11, 2012	By:	/s/ Phillip Jennings
Name: Phillip Jennings
Title: President, principal executive officer, Secretary, Treasurer, principal financial officer and principal accounting officer